Exhibit 10.19 Page 1 of 12 FORM OF RESTRICTIVE COVENANT AGREEMENT This Restrictive Covenant Agreement (“Agreement”) is made and entered into by and between Amerant Bank, N.A., a national association, with its principal place of business located at 220 Alhambra Cir., Coral Gables, Florida, 33134 (the “Bank”), on behalf of itself, its current, past, and future parents, subsidiaries, and other corporate Affiliates (as defined in Section 2), and its or their successors or assigns (collectively, the “Bank Group”) and Employee (as defined in the signature page), as of the Effective Date (as defined in the signature page). WHEREAS the Bank Group is in the business of banking; fiduciary, trust and custody services; securities, brokerage, investment management, advice and related services; payments; money transmissions; lending; extending credit and deposit taking; all of the foregoing, whether domestic, international or both; and all services related or incidental to any of the foregoing (collectively, the “Business”); and WHEREAS the Bank desires to employ or continue to employ Employee to provide services which are of vital importance to the continued success of the Business, provided that Employee agrees to enter into and abides by the terms of this Agreement; and WHEREAS Employee is eligible to receive an award (the “Award”) under the Amerant Bancorp Inc. 2018 Equity and Incentive Compensation Plan (amended from time to time, the “Plan”), subject to the terms and conditions of the Plan and that certain Restricted Stock Unit Agreement between the Employee and Amerant Bancorp Inc. (the “Restricted Stock Unit Agreement”); and WHEREAS the execution by the Employee of this Agreement and the Restricted Stock Unit Agreement is one of the conditions precedent to Employee’s receipt of the Award; and WHEREAS to enable Employee to perform Employee’s job duties for the Bank Group, the Bank Group will provide or continue to provide Employee with highly confidential and proprietary information and trade secrets of the Bank Group and/or third parties with whom the Bank Group is bound by a duty of confidentiality; and WHEREAS the highly confidential and proprietary information and trade secrets that Employee will receive during Employee’s employment are important to the success of the Bank Group; and WHEREAS Employee recognizes that the Bank Group has substantial relationships with prospective and existing Clients (as defined in Section 2), and the Bank Group expect to further develop these substantial relationships in the future, and that, as an employee of the Bank Group, Employee will necessarily learn a great deal about and participate in the development of such substantial relationships as part of Employee’s job duties for the Bank Group. NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants expressed herein, the parties agree as follows: 1. Recitals. The foregoing recitals are true and correct and are incorporated into and made a part of this Agreement. 2. Definitions. As used in this Agreement: (a) “Affiliates” means, as to any Person, any other Person that, directly or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such Person.

Exhibit 10.19 Page 2 of 12 For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 50% or more of the equity interests having ordinary voting power for the election of directors (or Persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise. (b) “Applicable Period” means the period beginning on the Termination Date and ending one (1) year after the Termination Date. (c) “Client” includes any and all Persons who are past, existing, or prospective customers or clients of the Bank Group. For purposes of this definition, a Person is a “prospective” client or customer of the Bank Group if the Employee or any other Bank Group’s employee or officer took steps to obtain or secure the business of the Person. (d) “Client Information” includes, but is not limited to, names, phone numbers, addresses, email addresses, relationship history, preferences, chain of command, pricing information, and other information identifying facts and circumstances specific to the Client and relevant to the Business. (e) “Confidential Information” means and includes all information, whether written or oral, tangible or intangible (in any form or format, whether in paper format, electronic format or otherwise), not generally known to the public of or concerning the Bank Group, the Business or operations of the Bank Group, including without limitation: the Bank Group’s unique selling, origination and servicing methods and business techniques; training, service and business manuals; promotional materials, and other training and instructional materials; vendor and product information; Client lists, other Client Information; and other business information; financial information; proprietary computer programs, software, applications, directories, databases, passwords and access codes; marketing plans, materials, strategies and information; information regarding corporate opportunities; operating and business plans and strategies; research and development; policies and manuals; training materials; personnel information of employees that is private and confidential and is unrelated to wages, hours and other terms and conditions of employment; and information concerning planned or pending acquisitions or divestitures. The above list is not exhaustive, and that Confidential Information also includes other information that is marked or otherwise identified or treated as confidential or proprietary, or that would otherwise appear to a reasonable person to be confidential or proprietary in the context and circumstances in which the information is known or used. Confidential Information includes information developed by the Employee in the course of the Employee's employment by the Bank Group as if the Bank Group furnished the same Confidential Information to the Employee in the first instance. Notwithstanding the foregoing, the term “Confidential Information” does not include information which: (i) was known by Employee prior to employee’s employment with the Bank Group; (ii) becomes available to Employee from a source other than the Bank Group, or third parties with whom the Bank Group are not bound by a duty of confidentiality; or becomes generally available or known in the industry or by the public through lawful means (except where such public disclosure has been made by Employee without authorization). (f) Governmental Authority means (i) the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government; and (ii) any other self-regulatory organization. Governmental Authority includes without limitation the Equal Employment Opportunity Commission (the “EEOC”), the Securities and Exchange Commission (“SEC”), and the Financial Industry Regulatory Authority (FINRA).

Exhibit 10.19 Page 3 of 12 (g) “Person” means any individual, corporation, limited liability company, trust, joint venture, association, company, limited or general partnership, unincorporated organization, Governmental Authority, or other entity of whatever nature. (h) “Prohibited Activity” is any activity in which the Employee contributes to a Person engaged in the same or similar business as the Business, the Employee's knowledge, directly or indirectly, in whole or in part, as an employee, employer, owner, operator, manager, advisor, consultant, contractor, agent, partner, director, stockholder, officer, volunteer, intern, or any other similar capacity. Prohibited Activity includes (i) entering into or engaging in any Business which competes with the Business; (ii) soliciting Clients, business, patronage or orders for, or sell, any products or services in competition with, or for any business that competes with the Business; (iii) diverting, enticing or otherwise taking away any Clients, business, patronage or orders of the Bank Group or attempt to do so; (iv) promoting, advising, or assisting, financially or otherwise, any Person engaged in any business which competes with the Business; and (v) any activity that may require or inevitably require the use or disclosure of Confidential Information, Trade Secrets, or Third-Party Information. (i) “Restricted Area” means (i) any county of any state in which the Bank Group operates as of the Effective Date or the Termination Date; and (ii) all of the Client accounts, whether within or outside of the geographic area described in (i) above. (j) “Termination Date” means the termination date of Employee’s employment with the Bank Group for any reason. (k) “Third-Party Information” includes confidential and proprietary information or trade secrets belonging to third parties, including but not limited to Clients, and vendors with whom the Bank Group conduct business, which is disclosed to the Bank Group pursuant to an agreement or understanding that such information be treated by the Bank Group as confidential. (l) “Trade Secrets” means all forms and types of information including, but not limited to, business, technical, economic, or financial information, and any technical and nontechnical data compilations, programs, devices, methods, techniques, processes, prototypes, financial reports and plans, product plans, or lists of actual or potential Clients, which: (i) derive economic value, actual or potential, from not being generally known to, and not being readily ascertainable through proper means by, other Persons who can obtain economic value from the disclosure or use, and (ii) are the subject of efforts by the Bank Group that are reasonable under the circumstances to maintain the secrecy of the information. 3. At-Will Employment Status of Employee. Nothing in this Agreement shall be construed to in any way terminate, supersede, undermine, or otherwise modify the “at-will” status of the employment relationship between the Bank and the Employee, pursuant to which either the Bank or the Employee may terminate the employment relationship at any time, with or without cause, and with or without notice. 4. Consideration. Employee acknowledges and agrees that Employee’s receipt of the Award, and the provision or continued provision to Employee by the Bank Group of “at-will” employment and access to the Bank Group’s highly confidential and proprietary information, trade secrets and goodwill is good and valuable consideration for entering into this Agreement, the receipt and sufficiency of which is hereby acknowledged. 5. Acknowledgements. The Employee understands and acknowledges the following: (a) the Employee was hired because of the services the Employee provides to the Bank Group are unique, special, or extraordinary;

Exhibit 10.19 Page 4 of 12 (b) the nature of Employee's position gives the Employee access to and knowledge of the Confidential Information, Trade Secrets, and Third-Party Information and places the Employee in a position of trust and confidence with the Bank Group; (c) the Confidential Information (including the Client Information) provides Bank Group with a competitive advantage over others in the marketplace; (d) the Bank Group's ability to reserve the Confidential Information, Trade Secrets, Third- Party Information for the exclusive knowledge and use of the Bank Group is of great competitive importance and commercial value to the Bank Group, and that improper use or disclosure of the Confidential Information, Trade Secrets, Third-Party Information by the Employee is likely to result in unfair or unlawful competitive activity; (e) the Bank Group has invested, and continues to invest, substantial time, money, and specialized knowledge into developing its resources, creating a Client base, gathering Client Information, generating Client lists, training its employees, and improving its offerings in the Business; (f) the Bank Group's relationships with its Clients is of great competitive value; and the loss of any such Client’s relationship or goodwill will cause significant and irreparable harm to the Bank Group; (g) because of the Employee's experience with and relationship to the Bank Group, Employee has had and will continue to have access to and has learned and will continue to learn about much or all of the Client Information; (h) the Bank Group has expended and continues to expend significant time and expense in recruiting and training its employees and the loss of employees would cause significant and irreparable harm to the Bank Group; (i) the confidentiality obligations and restrictive covenants contained herein are reasonable and necessary for protection of the legitimate business interests of the Bank Group, including, but not limited to the Confidential Information, Trade Secrets, Third-Party Information, Client Information, the Bank Group’s substantial relationships with Clients and a productive, competent and undisrupted workforce; (j) the confidentiality obligations and restrictive covenants contained herein are essential to the Bank Group’s willingness to employ or continue to employ Employee; (k) engaging in competition with the Bank Group in violation of this Agreement would be inequitable and would constitute unfair competition against the Bank Group; and (l) the confidentiality obligations and the restrictive covenants in this Agreement will not prevent Employee from earning a livelihood in Employee’s chosen business and they do not impose an undue hardship on Employee. 6. Non-Disclosure of Confidential Information, Trade Secrets, and Third-Party Information. (a) In disclosing Confidential Information, Trade Secrets, and Third-Party Information to Employee, the Bank Group is relying upon the following covenants, representations, and agreements of Employee:

Exhibit 10.19 Page 5 of 12 A. The Employee agrees and covenants: (i) to treat all Confidential Information, Trade Secrets, and Third-Party Information as strictly confidential; (ii) not to directly or indirectly disclose, publish, communicate, or make available Confidential Information, Trade Secrets, or Third-Party Information, or allow it to be disclosed, published, communicated, or made available, in whole or part, to any Person whatsoever (including other employees of the Bank Group) not having a need to know and authority to know and use the Confidential Information, Trade Secrets, or Third-Party Information in connection with the Business and, in any event, not to anyone outside of the direct employ of the Bank Group except as required in the performance of the Employee's authorized employment duties to the Bank Group or with the prior consent of the Bank Group in each instance (and then, such disclosure will be made only within the limits and to the extent of such duties or consent); and (iii) not to access or use any Confidential Information, Trade Secrets, or Third-Party Information, and not to copy any documents, records, files, media, or other resources containing any Confidential Information, Trade Secrets, or Third-Party Information, or remove any such documents, records, files, media, or other resources from the premises or control of the Bank Group, except as required in the performance of the Employee's authorized employment duties to the Bank Group or with the prior consent of the Bank Group in each instance (and then, such disclosure will be made only within the limits and to the extent of such duties or consent). B. The Employee understands and acknowledges that the Employee's obligations under this Agreement regarding any particular Confidential Information, Trade Secrets, or Third-Party Information begins immediately when the Employee first has access to the Confidential Information, Trade Secrets, or Third-Party Information (whether before or after the Employee begins employment with the Bank Group) and will continue during and after the Employee's employment by the Bank Group until the time that the Confidential Information, Trade Secrets, or Third-Party Information has become public knowledge other than as a result of the Employee's breach of this Agreement or breach by those acting in concert with the Employee or on the Employee's behalf. C. Employee must return to the Bank all Bank Group’s documents, notes, records, memoranda or other written materials containing any Confidential Information, Trade Secrets, or Third-Party Information, including copies, transcriptions, prints, work papers, reports, drawings, photographs, negatives, prototypes, summaries and reproductions thereof, whether in print, electronic or any other medium, and any other Bank Group’s property (including, laptop, cell phone, keys, keycards, access devices and codes), promptly upon termination of Employee’s employment with the Bank Group, or at any other time upon the request of the Bank Group. In the event that such items are not so returned upon termination of employment, the Bank Group will have the right to charge Employee for all reasonable damages, costs, attorneys’ fees and other expenses incurred in searching for, taking, removing and/or recovering such property. Except as necessary in the performance of Employee’s duties for the Bank Group and as authorized by the Bank Group, Employee agrees that Employee will not remove any copies of Confidential Information, Trade Secrets, or Third-Party Information from the Bank Group’s premises, will not download, upload, or otherwise transfer copies of Confidential Information, Trade Secrets, or Third-Party Information to any external storage media, cloud storage, personal email address of Employee, or email address that is not owned by the Bank Group, and will not print hard copies of any Confidential Information, Trade Secrets, or Third-Party Information that Employee accesses electronically from a remote location. D. Employee specifically acknowledges that all such Confidential Information, Trade Secrets, or Third-Party Information whether reduced to writing, maintained on any form of electronic media, or maintained in Employee’s mind or memory and whether compiled by the Bank Group, or the Employee, derives independent economic value from not being readily known to or

Exhibit 10.19 Page 6 of 12 ascertainable by proper means by others who can obtain economic value from its disclosure or use, that reasonable efforts have been made by the Bank Group to maintain the secrecy of such information, that such information is the sole property of the Bank Group or third parties and that any retention and use of such information by the Employee during Employee’s employment with the Bank Group (except in the course of performing Employee’s duties and obligations in the course of Employee’s employment with the Bank Group ) or after the termination of Employee’s employment will constitute a misappropriation of the Bank Group’s or the Third-Party’s trade secrets. (b) Preservation of Maximum Legal Protections for Confidential Information. Nothing in this Agreement should be construed, either expressly or by implication, as limiting the maximum protection which may be available to the Bank Group concerning the Employee’s obligations with respect to disclosure and use of Confidential Information, Trade Secrets, and Third-Party Information, including without limitation, under the Uniform Trade Secrets Act, the Defend Trade Secrets Act, or the Florida Uniform Trade Secrets Act. (c) Immunity Notice: Employee acknowledges that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (i) is made in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and made solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Employee further acknowledges that an individual who files a lawsuit against an employer for retaliation for reporting a suspected violation of law may disclose the trade secret to the attorney representing the individual and use the trade secret information in the court proceeding, if the individual: (a) files any document containing the trade secret under seal; and (b) does not disclose the trade secret, except pursuant to court order. (d) Other Permitted Disclosures. Notwithstanding any of the foregoing provisions, this Agreement does not preclude Employee from: (i) filing a charge or participating in a proceeding conducted by any Governmental Authority; (ii) reporting possible violations of federal law, rule or regulation to any Governmental Authority; (iii) receiving a monetary award from a Governmental Authority related to participation in a Governmental Authority investigation or proceeding; or (iv) making other disclosures that are protected under the whistleblower provisions of any applicable law, rule, or regulation. Nothing in this Agreement requires Employee to obtain prior authorization from the Bank Group to make such reports or disclosures, or to notify the Bank Group of such reports or disclosures. 7. Restrictive Covenants. Because of the Bank Group’s legitimate business interests as described in this Agreement, and in consideration of the good and valuable consideration provided to Employee, Employee agrees and covenants the following: (a) Agreement Not to Compete. A. Employee shall not engage in any Prohibited Activity (i) anywhere in the world during Employee’s employment with the Bank Group; and (ii) within the Restricted Area for the Applicable Period following the termination of Employee’s employment for any reason. B. Employee will be in violation of this Section 7(a) if Employee engages in any Prohibited Activity directly as an individual on Employee’s own account, or indirectly as a partner, joint venturer, employee, agent, salesperson, consultant, officer and/or director of any firm, association, partnership, corporation or other entity, or as a stockholder of any corporation in which Employee or Employee’s spouse, child or parent owns, directly or indirectly, individually or in the

Exhibit 10.19 Page 7 of 12 aggregate, more than five percent (5%) of the outstanding stock or Voting Securities. For purposes of this Agreement, “Voting Securities” shall have the meaning provided in Board of Governors of the Federal Reserve System Regulation Y, §225.2(q). C. Nothing in this Agreement will prohibit Employee from purchasing or owning less than five percent (5%) of the publicly traded securities of any corporation, provided that such ownership represents a passive investment and that the Employee is not a controlling Person of, or a member of a group that controls, such corporation. (b) Agreement Not to Solicit. A. Non-solicitation of Clients. During the Employee’s employment with the Bank Group and for the Applicable Period, Employee shall not, directly or indirectly, whether individually or as a shareholder or other owner, partner, member, director, officer, employee, independent contractor, creditor or agent of any Person (other than for the Bank Group): (i) solicit, contact, or attempt to solicit or contact, using any other form of oral, written, or electronic communication (including, but not limited to, email, regular mail, express mail, telephone, fax, instant message, or social media), any Client for purposes of (a) offering goods or services similar to or competitive with those offered by the Bank Group, or (b) persuading the Client to cease to do business, to refrain from doing business or to reduce the amount of business that the Client has customarily done or contemplates doing with the Bank Group; or (ii) interfere with or damage (or attempt to interfere with or damage) any relationship between the Bank Group and any Client. B. Non-solicitation of Employees; No Hire. During the Employee’s employment with the Bank Group and for the Applicable Period, Employee shall not, directly or indirectly, whether individually or as a shareholder or other owner, partner, member, director, officer, employee, independent contractor, creditor or agent of any Person (other than for the Bank Group): (i) solicit, or attempt to solicit, using any other form of oral, written, or electronic communication (including, but not limited to, email, regular mail, express mail, telephone, fax, instant message, or social media) any employee, officer, director, agent, or independent contractor of the Bank Group for purposes of inducing the termination of their relationship with, or the rendering services to, the Bank Group; (ii) interfere or attempt to interfere in any way with the Bank Group relationship with any of its employees, officers, directors, agents or independent contractors; or (iii) hire, attempt to hire, employ or engage any individual who, at any time within the one-year period immediately preceding such hire, or attempt to hire, employment or engagement, was an employee, officer or director of the Bank Group. (c) Agreement Not to Disparage. Employee agrees and covenants that Employee will not at any time make, publish or communicate to any Person or in any public forum any defamatory or disparaging remarks, comments or statements concerning the Bank Group, the Business, or the Bank’s Group’s employees, officers, Clients, investors or other associated third parties. However, this Section 7(c) is not intended to and will not be construed to in any way, restrict or impede Employee from (i) exercising protected rights to the extent that such rights cannot be waived by agreement; (ii) filing a charge or participating in a proceeding conducted by any Governmental Authority; (iii) reporting possible violations of federal law, rule or regulation to any Governmental Authority; (iv) receiving a monetary award from a Governmental Authority related to participation in a Governmental Authority investigation or proceeding; (v) making other disclosures that are protected under the whistleblower provisions of any applicable law, rule, or regulation; or (vi) complying with any applicable law or regulation or a valid order from a court of competent jurisdiction or an authorized Governmental Authority, provided that such compliance does not exceed that required by the law, regulation, or order. Nothing in this Agreement requires Employee to obtain prior authorization from the Bank Group to make such reports or disclosures, or to notify the Bank

Exhibit 10.19 Page 8 of 12 Group of such reports or disclosures. In addition, this Section does not in any way restrict or impede Employee from making good faith statements in the Bank Group’s internal performance discussions or reviews, during Employee’s employment with the Bank Group. (d) Reformation. If any covenant or provision in this Section 7 shall be declared by a court of competent jurisdiction to be invalid as to time or geographic limitation, such court shall reduce the invalid provisions to a reasonable and enforceable time or geographic limitation so as to make such provision valid, and the covenant, as modified, shall be enforced with retroactive effect. (e) Equitable Tolling. The parties agree that the Applicable Period shall be extended by the length of time during which Employee is in breach of any of the covenants in this Section 7. (f) Notification to Prospective Employers. Employee agrees to provide, and agrees that the Bank Group, in its discretion, may similarly provide, a copy of the restrictive covenants contained in this Section 7 to any business or enterprise which Employee becomes employed by, or seeks to become employed by, at any time during, or after the termination of Employee’s employment with the Bank Group, while such restrictive covenants remain in effect. 8. Inventions, Ideas, Processes and Designs. (a) Employee agrees that the Bank Group will own all rights, title, and interest to all work product, ideas, concepts, know-how, techniques, processes, methods, inventions, discoveries, developments, software, writing, innovations and improvements or other material or design developed or created by Employee, either solely or jointly with others, that: (i) are reasonably related to the Business; (ii) involve the Bank Group’s actual or demonstrably anticipated research or development; (iii) result from any work performed by Employee for the Bank Group; (iv) were conceived or originated at the Bank Group’s expense, at its facilities, or at its request; (v) were based on knowledge or information obtained during Employee’s employment with the Bank Group; or (vi) incorporate any Confidential Information or Trade Secrets (collectively, “Inventions”). Employee agrees that any idea, discovery, invention, improvement, software, writing or other material or design that relates to the Business or relates to the Bank Group’s actual or demonstrably anticipated research or development which is conceived or suggested by Employee, either solely or jointly with others, within the Applicable Period will be presumed to have been so made, conceived or suggested in the course of such employment with the use of the Bank Group’s equipment, supplies, facilities, or Trade Secrets. Inventions that are also Confidential Information and/or Trade Secrets are also subject to the provisions of Section 6 above. (b) In order to determine the rights of Employee and the Bank Group in any Invention, and to ensure the protection of the same, Employee agrees that during the Employee’s employment, and for the Applicable Period, the Employee will disclose immediately and fully to the Bank Group any Invention. The Bank Group agrees to keep any such disclosures confidential. Employee also agrees to record descriptions of all work in the manner directed by the Bank Group and agrees that all such records and copies will be the exclusive property of the Bank Group. Employee agrees that at the Bank Group’s request, and at no cost to Employee, Employee will execute a written assignment of the Invention to the Bank Group and will execute any agreement to further document assignment to the Bank Group any application for letter patent or for trademark registration made thereon, and to any common-law or statutory copyright therein; and that Employee will do whatever may be necessary or desirable to enable the Bank Group to secure any patent, trademark, copyright, or other property right therein in the United States and in any foreign country, and any division, renewal, continuation, or continuation in part thereof, or for any reissue of any patent issued thereon. In the event the Bank Group is unable, after reasonable effort, and in any event after ten (10) business days, to secure Employee’s signature on a written assignment to the Bank Group of any application for letters patent or to any common-law or statutory copyright or other property right therein, whether

Exhibit 10.19 Page 9 of 12 because of the Employee’s physical or mental incapacity or for any other reason whatsoever, the Employee irrevocably designates and appoints the Corporate Secretary of the Bank Group as attorney-in-fact to act on Employee’s behalf to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of such letters patent, copyright or trademark. (c) Employee acknowledges that, to the extent permitted by law, all work papers, reports, documentation, drawings, photographs, negatives, tapes and masters therefor, prototypes and other materials (hereinafter, “items”) (including, without limitation, any and all such items generated and maintained on any form of electronic media) generated by Employee during Employee’s employment with the Bank Group will be considered a “work made for hire” and that ownership of any and all copyrights in any and all such items will belong to the Bank Group. The item will recognize the Bank Group as the copyright owner, will contain all proper copyright notices, e.g., “(creation date) Amerant Bank, N.A., All Rights Reserved,” and will be in condition to be registered or otherwise placed in compliance with registration or other statutory requirements throughout the world. 9. Remedies Upon Breach. Employee agrees that it would be difficult to measure the damage to the Bank Group from any breach or threatened breach by Employee of this Agreement; that injury to the Bank Group from any such breach would be irreparable; and that money damages would therefore be an inadequate remedy for any such breach. Accordingly, in addition to any liquidated damages set forth herein, Employee agrees that if Employee breaches or threatens to breach any of the promises contained in this Agreement, the Bank Group will, in addition to all other remedies it may have, be entitled to an injunction or other appropriate orders to restrain any such breach or threatened breach without showing or proving any actual damage to the Bank Group. The existence of any other claim or cause of action by the Employee, including but not limited to any other claim or cause of action under any other agreement with the Bank Group, if any, does not constitute a defense to the enforcement of this Agreement by the Bank Group. Additionally, except as provided under the terms of any plan or arrangement or applicable law or the Bank Group’s clawback policies (whether in existence as of the date of this Agreement or later adopted), any breach of the Employee’s covenants and agreements under this Agreement will result in the immediate cessation and forfeiture of any remaining unpaid amounts under such plan or arrangement and the recovery of previously paid amounts under such plan or arrangement (any determination regarding the recovery of such payments will be made by the Bank Group in its sole discretion and in accordance with applicable law). Nothing contained in this Agreement will be construed as a waiver by the Bank Group of any other right, including, without limitation, the Bank Group’s rights to damages. 10. Governing Law and Venue; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. Employee agrees to submit to the jurisdiction of the State of Florida; agrees that any dispute concerning the interpretation or application of this Agreement shall be heard BY A JUDGE AND NOT A JURY; and agrees that any suit shall be brought exclusively in a state or federal court of competent jurisdiction in Miami-Dade County, Florida. Employee waives any and all objections to jurisdiction or venue. 11. Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be enforceable only if modified, or if any portion of this Agreement should be held as unenforceable and thus stricken, that holding will not affect the validity of the remainder of this Agreement, the balance of which will continue to be binding on the parties with any modification to become a part of and treated as though originally set forth in this Agreement. The parties further agree that any such court is expressly authorized to modify any unenforceable provision of this Agreement instead of severing the unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement, or by making any other modifications it deems warranted to carry out the intent and agreement of the parties as embodied in this Agreement to the maximum extent permitted by law. The parties expressly agree that this Agreement

Exhibit 10.19 Page 10 of 12 as so modified by the court will be binding upon and enforceable against each of them. Should one or more of the provisions of this Agreement be held to be invalid, illegal, or unenforceable in any respect, that invalidity, illegality, or unenforceability will not affect any other provisions of this Agreement, and if such provision or provisions are not modified as provided above, this Agreement will be construed as if such invalid, illegal, or unenforceable provisions had not been set forth in this Agreement. 12. Modification. This Agreement sets forth and establishes the entire understanding between the Bank Group and the Employee and supersedes any prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter. No amendment or modification of this Agreement will be valid or effective unless it is in writing and properly executed by all parties hereto. 13. Waiver. No waiver by either party of any breach of any condition or provision of this Agreement to be performed by the other party will be deemed a waiver of any other provision or condition at the same or any prior or subsequent time, nor will the failure of or delay by either party in exercising any right, power, or privilege under this Agreement operate as a waiver to preclude any other or further exercise of any right, power, or privilege. 14. Assignment. This Agreement may be assigned by the Bank Group without the authorization or consent of Employee and is fully enforceable by the Bank Group’s successors and assigns. Employee cannot assign this Agreement or delegate Employee’s responsibilities under this Agreement. Employee agrees that each of the Bank Group’s current and future Affiliates is an express third-party beneficiary of this Agreement, and this Agreement, including the restrictive covenants set forth herein, are for the benefit of each of the Bank Group’s current and future Affiliates. As such, each of the Bank Group’s current and future Affiliates are entitled to enforce the Bank Group’s rights and remedies hereunder in all respects. 15. Notice. All notices, requests, instructions, demands, consents, authorizations or other communications hereunder between the parties will be in writing and will be deemed to have been duly delivered and received if: (A) delivered in person with return receipt requested or by courier (e.g., include but are not limited to FedEx, DHL, UPS, etc.); (B) delivered by e-mail with acknowledgement returned promptly thereafter or e-mail; and (C) if mailed by U.S. mail – then by certified, return receipt requested to the address of the Employee within Bank Group’s records, or as may be updated by written communication of the parties. The address for the Bank Group shall be as follows: Amerant Bank N.A., Attention Legal Department, 220 Alhambra Circle, Coral Gables, FL 33134. 16. Binding Effect. This Agreement is binding upon the parties as well as their heirs, executors, personal representatives, successors and assigns. 17. Survival; Independent Covenants. Except as otherwise provided in this Agreement, the provisions of this Agreement shall survive the termination of Employee’s employment with the Bank Group and will continue until cancelled by a subsequent written agreement between the parties. The restrictive covenants contained this Agreement are independent of any other obligations owed by the Bank Group to Employee. The existence of any claim or cause of action by Employee against the Bank Group, whether based on this Agreement or otherwise created, will not create a defense to the enforcement by the Bank Group of any of the covenants contained herein. 18. Headings; Original Counterparts. The headings contained in the Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement. This Agreement may be executed by electronic transmissions and in one or more counterparts, each of which shall be construed to be an original.

Exhibit 10.19 Page 11 of 12 19. Employee’s Right to Counsel and Opportunity to Review. Before signing this Agreement, Employee (i) was advised of Employee’s right to consult with an attorney to review this Agreement and had the opportunity to have an attorney throughout the process leading up to the execution of this Agreement; and (ii) had full and adequate opportunity of at least seven days to review and read the Agreement before signing it. Employee has read and reviewed this Agreement and acknowledges that Employee fully understands its contents, terms, provisions and conditions. Employee further understands that the Bank Group’s offer of employment and/or offer to enter into this Agreement for continued employment (if already employed by the Bank Group) shall not expire until the conclusion of the 7-day review period. Should Employee choose to sign this Agreement prior to the expiration of the 7-day review period, which is solely Employee’s choice, Employee acknowledges that Employee has knowingly, voluntarily, and expressly waived the full amount of time the Bank Group provided within which to consider this Agreement. Such review period shall take place prior to the Effective Date of this Agreement as defined below. 20. Conflict. In the event of any conflict between this Agreement (or any portion thereof) and the Severance and Change in Control Agreement, the Severance and Change in Control Agreement shall prevail. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into between the parties, the terms of this Agreement shall prevail. [Signature Page Follows]

Exhibit 10.19 Page 12 of 12 IN WITNESS WHEREOF, the parties have entered into and executed this Agreement as of the Effective Date, as set forth below. EMPLOYEE ____________________________________ ____________________________________ Print Name Effective Date:_____________ AMERANT BANK, N.A. ____________________________________ By:_________________________________ Its:_________________________________